UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-00041
                 ---------------------------------------------

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         450 Lexington Avenue, Suite 3300, New York, New York 10017-3911
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                           Eugene L. DeStaebler, Jr.
                    General American Investors Company, Inc.
                            450 Lexington Avenue
                                Suite 3300
                       New York, New York  10017-3911
                  (Name and address of agent for service)

                                    Copy to:
                           John E. Baumgardner, Jr., Esq.
                             Sullivan & Cromwell LLP
                                125 Broad Street
                            New York, New York 10004


        Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.
[N-30D]
                           GENERAL AMERICAN INVESTORS
                                 COMPANY, INC.
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2004

                         A Closed-End Investment Company
                      listed on the New York Stock Exchange


                              450 Lexington Avenue
                               New York, NY  10017
                           212-916-8400  1-800-436-8401
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

                               TO THE STOCKHOLDERS

For the six months ended June 30, 2004, the investment return to our stockholders was 1.7% (assuming reinvestment of all dividends). The net asset value per Common Share increased 2%. By comparison, the rate of return (including income) for our benchmark, the Standard & Poor's 500 Stock Index, was 3.4%. For the twelve months ended June 30, 2004, the return to our stockholders was 12.1% and the return on the net asset value per Common Share was 13.9%; these compare with a return of 19% for the S&P 500. During each period, the discount at which our shares traded increased slightly and at June 30, 2004, it was 10.4%.

As set forth in the accompanying financial statements (unaudited), as of June 30, 2004, the net assets applicable to the Company's Common Stock were $982,924,500, equal to $33.65 per Common Share.

The increase in net assets resulting from operations for the six months ended June 30, 2004 was $17,435,102. During this period, the net realized gain on securities sold was $13,036,174 and the increase in unrealized appreciation was $7,846,728. Net investment income for the six months was $2,502,200 and distributions to Preferred Stockholders amounted to $5,950,000.

During the six months, 577,300 shares of the Company's Common Stock were repurchased for $17,581,159 at an average discount from net asset value of 9.7%.

Equity markets continue to trade in a narrow range despite healthy economic growth and robust corporate profits. Progress appears to be constrained by the prospect of a less accommodating Federal Reserve and rising interest rates. Further reductions in portfolio cash reflect increased investment in equities centered, in the main, on natural resources.

We are pleased to report that, on July 14, 2004, Ms. D. Ellen Shuman was elected to the Board of Directors. She is Vice President and Chief Investment Officer of Carnegie Corporation of New York and serves as a director or trustee of a public company and several educational organizations. Ms. Shuman's familiarity with the investment management process and knowledge of the securities regulatory environment will be of great value in the deliberations of our Board.

We are pleased to announce the Investors Choice Plan, a direct stock purchase and sale plan sponsored and administered by our new transfer agent, American Stock Transfer & Trust Company (AST). Under the Plan, Stockholders and first time buyers will have the opportunity to purchase and sell shares of the Company's Common Stock directly through AST. In addition, the Plan allows participants to deposit their GAM Common Stock certificates for safekeeping or sale. A booklet describing the provisions of the Investors Choice Plan, including transaction fees and other expenses, can be obtained by calling AST at 1-800-413-5499, calling the Company at 1-800-436-8401 or visiting our website shown below - click on Dividends & Reports then Report Downloads.

The information about the Company, including our investment objective, operating policies and procedures, investment results, record of dividend payments, financial reports and press releases, contained at our website has been updated through June 30, 2004. It can be accessed on the Internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Spencer Davidson
President and Chief Executive Officer

July 14, 2004

2   STATEMENT OF ASSETS AND LIABILITIES June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

ASSETS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common stocks (cost $620,077,014)                                                          $1,041,862,532
   Convertible corporate note (cost $10,704,985)                                                  10,800,000
   Corporate discount notes (cost $135,052,635)                                                  135,052,635
                                                                                               -------------
      Total investments (cost $765,834,634)                                                    1,187,715,167

CASH, RECEIVABLES AND OTHER ASSETS
   Cash                                                                       $52,039
   Deposit with broker for securities sold short                            1,501,230
   Dividends, interest and other receivables                                1,009,149
   Prepaid expenses                                                         7,244,234
   Other                                                                      302,720             10,109,372
                                                                           ----------          -------------
TOTAL ASSETS                                                                                   1,197,824,539
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                         5,173,362
   Preferred dividend accrued but not yet declared                            231,389
   Securities sold short, at value (proceeds $1,501,230) (note 1a)          1,887,000
   Accrued expenses and other liabilities                                   7,608,288
                                                                           ----------


TOTAL LIABILITIES                                                                                 14,900,039

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
    8,000,000 shares at a liquidation value of $25 per share (note 2)                            200,000,000
                                                                                                ------------

Net Assets applicable to Common Stock - 29,211,963 shares (note 2)                              $982,924,500
                                                                                               =============
NET ASSET VALUE PER COMMON SHARE                                                                      $33.65
                                                                                               =============

NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
   Common Stock, 29,211,963 shares at par value (note 2)                  $29,211,963
   Additional paid-in capital (note 2)                                    521,862,673
   Undistributed realized gain on investments                              13,108,829
   Undistributed net investment income                                      3,427,661
   Unallocated distributions on Preferred Stock                            (6,181,389)
   Unrealized appreciation on investments and securities sold short
       (including aggregate gross unrealized appreciation of
        $467,179,549)                                                     421,494,763
                                                                          -----------
NET ASSETS APPLICABLE TO COMMON STOCK                                                           $982,924,500
                                                                                                ============
(see notes to financial statements)

3      STATEMENT OF OPERATIONS Six Months Ended June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

INCOME
------------------------------------------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes of $4,953)                  $6,547,843
   Interest                                                                 1,273,751             $7,821,594
                                                                           ----------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
   Investment research                                                      3,367,193
   Administration and operations                                            1,279,082
   Office space and general                                                   263,818
   Directors' fees and expenses                                                98,857
   Transfer agent, custodian and registrar fees and expenses                   90,063
   Auditing and legal fees                                                     87,600
   Stockholders' meeting and reports                                           69,437
   Miscellaneous taxes                                                         63,344              5,319,394
                                                                            ---------             ----------
NET INVESTMENT INCOME                                                                              2,502,200

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1e AND 4)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain on investments:
     Long transactions                                                     15,035,762
     Short sale transactions (note 1b)                                     (1,999,588)
                                                                           ----------
   Net realized gain on investments (long term)                            13,036,174
   Net increase in unrealized appreciation                                  7,846,728
                                                                           ----------
NET GAIN ON INVESTMENTS                                                                           20,882,902

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                                                           (5,950,000)
                                                                                                 -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $17,435,102
                                                                                                 ===========

(see notes to financial statements)

4                STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                    General American Investors

                                                                           Six Months
                                                                              Ended              Year Ended
                                                                          June 30, 2004         December 31,
                                                                           (Unaudited)              2003
                                                                         --------------         -----------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                   $2,502,200             $1,139,240
   Net realized gain on investments                                        13,036,174             28,144,510
   Net increase in unrealized appreciation                                  7,846,728            200,469,430
                                                                           ----------            -----------
   Distributions to Preferred Stockholders:
      From net income                                                            -                  (365,476)
      From long-term capital gains                                               -               (10,709,524)
      Unallocated distributions on Preferred Stock                         (5,950,000)                  -
                                                                           ----------           ------------
       Decrease in net assets from Preferred distributions                 (5,950,000)           (11,075,000)
                                                                           ----------           ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           17,435,102            218,678,180
                                                                           ----------           ------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
   From net income                                                           (385,811)              (531,570)
   From long-term capital gains                                            (2,878,743)           (15,572,788)
                                                                           ----------           ------------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                           (3,264,554)           (16,104,358)
                                                                           ----------           ------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of dividends (note 2)                 -                9,724,118
   Cost of Common Shares purchased (note 2)                               (17,581,159)           (28,454,956)
   Underwriting discount and other expenses associated with the issuance
     of Preferred Stock (note 2)                                                  -               (6,700,000)
                                                                          -----------           ------------
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS                             (17,581,159)           (25,430,838)
                                                                          -----------           ------------
NET INCREASE (DECREASE) IN NET ASSETS                                      (3,410,611)           177,142,984

NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                       986,335,111            809,192,127
                                                                          -----------           ------------
END OF PERIOD (including undistributed net investment income
    of $3,427,661 and $1,311,272, respectively)                          $982,924,500           $986,335,111
                                                                         ============           ============
(see notes to financial statements)

5                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors


The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended June 30, 2004 and for each year in the five-year period ended December 31, 2003. This information has been derived from information contained in the financial statements and market price data for the Company's shares.


                                          Six Months
                                             Ended                             Year Ended December 31,
                                         June 30, 2004   ------------------------------------------------------------
                                          (Unaudited)       2003      2002      2001          2000       1999
                                         ------------    ------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period      $33.11       $26.48   $35.14        $39.91       $41.74        $34.87
                                             ------       ------  -------        ------       ------        ------
      Net investment income                     .09          .03      .19           .41          .53           .45
      Net gain (loss) on securities -
        realized and unrealized                 .76         7.72    (7.88)         (.66)        6.12         11.32
                                             ------       ------  -------        ------       ------        ------

      Distributions on Preferred Stock:
        Dividends from investment income       -            (.01)    (.12)         (.07) (a)    (.11) (b)     (.07) (c)
        Distributions from capital gains       -            (.35)    (.23)         (.29)        (.29)         (.35)
        Unallocated                            (.20)          -         -            -             -             -
                                             ------       ------  -------        ------       ------        ------
                                               (.20)        (.36)    (.35)         (.36)        (.40)         (.42)
                                             ------       ------  -------        ------       ------        ------
   Total from investment operations             .65         7.39    (8.04)         (.61)        6.25         11.35
                                             ------       ------  -------        ------       ------        ------

   Less distributions on Common Stock:
        Dividends from investment income       (.01)        (.02)    (.21) (d)     (.88) (e)   (2.30) (f)     (.71) (g)
        Distributions from capital gains       (.10)        (.52)    (.41)        (3.28)       (5.78)        (3.77)
                                             ------       ------  -------        ------       ------        ------
                                               (.11)        (.54)    (.62)        (4.16)       (8.08)        (4.48)
                                             ------       ------  -------        ------       ------        ------

   Capital Stock transaction -
      effect of Preferred Stock offering       -            (.22)      -             -            -             -
                                             ------       ------  -------        ------       ------        ------
   Net asset value, end of period            $33.65       $33.11   $26.48        $35.14       $39.91        $41.74
                                             ======       ======  =======        ======       ======        ======

   Per share market value, end of period     $30.14       $29.73   $23.85        $33.47       $36.00        $37.19
                                             ======       ======  =======        ======       ======        ======

   TOTAL INVESTMENT RETURN - Stockholder
   Return, based on market price per share     1.74%*      27.01%  (27.21)%        4.33%       19.10%        39.22%
RATIOS AND SUPPLEMENTAL DATA
   Net assets applicable to Common Stock,
      end of period (000's omitted)        $982,925     $986,335 $809,192    $1,097,530   $1,155,039    $1,094,519
   Ratio of expenses to average net assets
      applicable to Common Stock               0.54%*       1.23%    0.92%         0.97%        1.05%         1.01%
   Ratio of net income to average net assets
      applicable to Common Stock               0.25%*       0.13%    0.61%         1.15%        1.24%         1.23%
   Portfolio turnover rate                     7.74%*      18.62%   22.67%        23.81%       40.61%        33.68%
PREFERRED STOCK
   Liquidation value, end of
      period (000's omitted)               $200,000     $200,000 $150,000      $150,000     $150,000      $150,000
   Asset coverage                               591%        593%      639%          832%         870%          830%
   Liquidation preference per share          $25.00       $25.00    $25.00       $25.00       $25.00        $25.00
   Market value per share                    $23.35       $25.04    $25.85       $25.90       $24.25        $21.75

   (a) Includes short-term capital gain in the amount of $.04 per share.
   (b) Includes short-term capital gain in the amount of $.09 per share.
   (c) Includes short-term capital gain in the amount of $.03 per share.
   (d) Includes short-term capital gain in the amount of $.19 per share.
   (e) Includes short-term capital gain in the amount of $.51 per share.
   (f) Includes short-term capital gain in the amount of $1.82 per share.
   (g) Includes short-term capital gain in the amount of $.29 per share.
   *Not annualized

6              STATEMENT OF INVESTMENTS June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------
                          General American Investors

     Shares or                                                                                       Value
 Principal Amount COMMON STOCKS                                                                    (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
BUILDING AND REAL ESTATE (1.6%)
------------------------------------------------------------------------------------------------------------------------------------
     550,000    CEMEX, S.A. de C.V.                                   (COST $13,676,114)            $16,005,000
                                                                                                    -----------

COMMUNICATIONS AND INFORMATION SERVICES (5.2%)
------------------------------------------------------------------------------------------------------------------------------------
     550,000    CIENA Corporation (a)                                                                 2,035,000
     900,000    Cisco Systems, Inc. (a)                                                              21,330,000
     620,000    Cox Communications, Inc. Class A (a)                                                 17,229,800
     450,000    Juniper Networks, Inc. (a)                                                           11,056,500
                                                                                                     ----------
                                                                      (COST $31,949,018)             51,651,300
                                                                                                     ----------
COMPUTER SOFTWARE AND SYSTEMS (6.3%)
------------------------------------------------------------------------------------------------------------------------------------
     300,000    EMC Corporation (a)                                                                   3,420,000
   1,525,000    Microsoft Corporation                                                                43,554,000
     603,000    NetIQ Corporation (a)                                                                 7,959,600
     350,000    VeriSign, Inc. (a)                                                                    6,965,000
                                                                                                    -----------
                                                                      (COST $55,150,165)             61,898,600
                                                                                                    -----------
CONSUMER PRODUCTS AND SERVICES (3.8%)
------------------------------------------------------------------------------------------------------------------------------------
     350,000    Diageo plc                                                                           19,162,500
     275,000    Ethan Allen Interiors Inc.                                                            9,875,250
     150,000    PepsiCo, Inc.                                                                         8,082,000
                                                                                                    -----------
                                                                      (COST $28,303,579)             37,119,750
                                                                                                    -----------
ELECTRONICS (2.0%)
------------------------------------------------------------------------------------------------------------------------------------
     715,000    Molex Incorporated Class A                            (COST $15,450,691)             19,505,200
                                                                                                    -----------


ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (3.5%)
------------------------------------------------------------------------------------------------------------------------------------
   1,175,000    Republic Services, Inc.                               (COST $26,227,380)             34,004,500
                                                                                                    -----------

FINANCE AND INSURANCE (30.6%)
------------------------------------------------------------------------------------------------------------------------------------
   BANKING (9.5%)
------------------------------------------------------------------------------------------------------------------------------------
     184,000    Bank of America Corporation                                                          15,570,080
     325,000    Golden West Financial Corporation                                                    34,563,750
     340,000    M&T Bank Corporation                                                                 29,682,000
     205,000    SunTrust Banks, Inc.                                                                 13,322,950
                                                                                                    -----------
                                                                      (COST $24,500,041)             93,138,780
                                                                                                    -----------
   INSURANCE (18.8%)
------------------------------------------------------------------------------------------------------------------------------------
     265,000    American International Group, Inc.                                                   18,889,200
     625,000    Annuity and Life Re (Holdings), Ltd. (a)                                                512,500
         300    Berkshire Hathaway Inc. Class A (a)                                                  26,685,000
     650,000    Everest Re Group, Ltd.                                                               52,234,000
     435,000    MetLife, Inc.                                                                        15,594,750
     175,000    Montpelier Re Holdings Ltd.                                                           6,116,250
     500,000    PartnerRe Ltd.                                                                       28,365,000
     445,000    Reinsurance Group of America, Incorporated                                           18,089,250
     225,000    Transatlantic Holdings, Inc.                                                         18,222,750
                                                                                                   ------------
                                                                      (COST $84,976,740)            184,708,700
                                                                                                   ------------

   OTHER (2.3%)
------------------------------------------------------------------------------------------------------------------------------------
     775,000    Annaly Mortgage Management, Inc.                                                     13,144,000
      90,184    Central Securities Corporation                                                        2,096,778
     850,000    MFA Mortgage Investments, Inc.                                                        7,565,000
                                                                                                     ----------
                                                                      (COST $19,609,426)             22,805,778
                                                                                                    -----------
                                                                      (COST $129,086,207)           300,653,258
                                                                                                    -----------


7     STATEMENT OF INVESTMENTS June 30, 2004 (Unaudited) - continued
--------------------------------------------------------------------------------
                          General American Investors

     Shares or                                                                                       Value
 Principal Amount COMMON STOCKS (continued)                                                        (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (17.6%)
------------------------------------------------------------------------------------------------------------------------------------
   PHARMACEUTICALS (15.4%)
------------------------------------------------------------------------------------------------------------------------------------
     340,000    Alkermes, Inc. (a)                                                                   $4,624,000
     900,000    Baxter International Inc.                                                            31,059,000
     250,000    Biogen Idec Inc. (a)                                                                 15,812,500
     300,000    Bristol-Myers Squibb Company                                                          7,350,000
      75,000    Cytokinetics, Incorporated (a)                                                        1,113,750
     270,000    Genaera Corporation (a)                                                               1,134,000
     560,000    Genentech, Inc. (a)                                                                  31,472,000
     375,000    Genta Incorporated (a)                                                                  937,500
     455,000    MedImmune, Inc. (a)                                                                  10,642,450
     120,000    Millennium Pharmaceuticals, Inc.(a)                                                   1,656,000
   1,325,000    Pfizer Inc                                                                           45,421,000
                                                                                                    -----------
                                                                       (COST $102,284,040)          151,222,200
                                                                                                    -----------
   MEDICAL INSTRUMENTS AND DEVICES (2.2%)
------------------------------------------------------------------------------------------------------------------------------------
     450,000    Medtronic, Inc.                                        (COST $10,483,716)            21,924,000
                                                                                                    -----------

                                                                       (COST $112,767,756)          173,146,200
                                                                                                    -----------
MISCELLANEOUS (4.5%)
------------------------------------------------------------------------------------------------------------------------------------
                Other                                                  (COST $43,111,330)            44,527,875
                                                                                                     ----------
 OIL & NATURAL GAS (INCLUDING SERVICES) (9.7%)
------------------------------------------------------------------------------------------------------------------------------------
     800,000    Devon Energy Corporation                                                             52,800,000
     625,000    Halliburton Company                                                                  18,912,500
     247,000    Total S.A. ADR                                                                       23,731,760
                                                                                                    -----------
                                                                       (COST $70,413,055)            95,444,260
                                                                                                    -----------
RETAIL TRADE (19.6%)
------------------------------------------------------------------------------------------------------------------------------------
     700,000    Costco Wholesale Corporation                                                         28,826,000
   1,920,000    The Home Depot, Inc. (b)                                                             67,584,000
   2,500,000    The TJX Companies, Inc.                                                              60,350,000
     675,000    Wal-Mart Stores, Inc.                                                                35,613,000
                                                                                                    -----------
                                                                       (COST $68,036,225)           192,373,000
                                                                                                    -----------
SEMICONDUCTORS (1.4%)
------------------------------------------------------------------------------------------------------------------------------------
     133,000    Applied Materials, Inc. (a)                                                           2,609,460
     491,500    Brooks Automation, Inc. (a)                                                           9,903,725
     197,000    EMCORE Corporation (a)                                                                  642,220
   1,644,900    IQE plc (a)                                                                             263,184
                                                                                                     ----------
                                                                       (COST $17,895,774)            13,418,589
                                                                                                     ----------
SPECIAL HOLDINGS (a) (c) (NOTE 5) (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
     200,000    Cytokinetics, Incorporated                                                            2,079,000
     144,000    Silicon Genesis Corporation                                                              36,000
     546,000    Standard MEMS, Inc. Series A Convertible Preferred                                         -
                                                                                                     ----------
                                                                       (COST $8,009,720)              2,115,000 (d)
                                                                                                     ----------

   TOTAL COMMON STOCKS (106.0%)                                        (COST $620,077,014)        1,041,862,532
                                                                                                  -------------

                  CONVERTIBLE CORPORATE NOTE
------------------------------------------------------------------------------------------------------------------------------------
OIL AND GAS  (1.1%)
------------------------------------------------------------------------------------------------------------------------------------
 $22,500,000    El Paso Corporation 0% due 2/28/21                     (COST $10,704,985)            10,800,000
                                                                                                     ----------


8        STATEMENT OF INVESTMENTS June 30, 2004 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

     Principal                                                                                       Value
      Amount    SHORT-TERM SECURITIES AND OTHER ASSETS                                             (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
$28,700,000    American Express Credit Corporation notes due 7/19-8/5/04; 1.03%-1.13%            $28,660,895
 30,050,000    American General Finance Corporation notes due 7/1-8/12/04; 1.06%-1.25%            30,008,142
 21,500,000    General Electric Capital Corporation notes due 7/15-7/28/04; 1.10%-1.17%           21,470,393
 20,900,000    General Motors Acceptance Corporation notes due 7/6-7/22/04; 1.25%-1.35%           20,865,039
 23,600,000    Prudential Funding, LLC notes due 7/8-8/9/04; 1.03%-1.22%                          23,566,693
 10,500,000    Sears Roebuck Acceptance Corp. notes due 7/30-8/16/04; 1.19%-1.40%                 10,481,473
                                                                                                 -----------
                TOTAL SHORT-TERM SECURITIES (13.7%)                   (COST $135,052,63)         135,052,635
  Liabilities in excess of cash, receivables and other assets                                     (4,790,667)
                                                                                                 -----------
TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (13.2%)                                        130,261,968
                                                                                                 -----------
PREFERRED STOCK (-20.3%)                                                                        (200,000,000)
                                                                                                 -----------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                    $982,924,500
                                                                                                ============

 (a) Non-income producing security.                              (c) Restricted security.
 (b) 1,000,000 shares held by custodian in a segregated          (d) Fair value of each holding in the opinion of the directors.
     custodian account as collateral for open short positions.





          STATEMENT OF SECURITIES SOLD SHORT JUNE 30, 2004 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS                                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
      50,000    NASDAQ-100 Trust, Series 1                        (PROCEEDS $1,501,230)            $1,887,000
                                                                                                   ==========

(see notes to financial statements)


9                   NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                       1. Significant Accounting Policies

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Certain prior year financial statement items have been reclassified, from Other Comprehensive Income to a reduction of Expenses and an increase in Net Investment Income, to conform to the current year presentation.

a. Security Valuation Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ securities for which no sales or prices are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions) on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied).

b. Short Sales The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. Federal Income Taxes The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

e.  Other  As  customary  in  the  investment   company   industry,   securities
transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

                   2. Capital Stock and Dividend Distributions

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value, of which 29,211,963 shares and 8,000,000 shares, respectively, were outstanding at June 30, 2004. On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. The underwriting discount and other expenses associated with the Preferred Stock offering amounted to $6,700,000 and were charged to paid-in capital.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared). In addition, the Company's failure to meet the foregoing asset coverage requirements could restrict its ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable Securities, which require that preferred stock for which its redemption is outside of the company's control should be presented outside of net assets in the statement of assets and liabilities.


10              NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
--------------------------------------------------------------------------------
                             General American Investors

                  2. Capital Stock and Dividend Distributions -
                    (Continued from bottom of previous page.)

Transactions in Common Stock during the six months ended June 30, 2004 and the year ended December 31, 2003 were as follows:


                                                                    SHARES                      AMOUNT
                                                             ---------------------     -------------------------
                                                                  2004      2003            2004          2003
Shares issued in payment of dividends (includes 334,507
   shares issued from treasury)                                    -      334,507              -        $334,507
Increase in paid-in capital                                                                    -       9,389,611
                                                                                       ----------     ----------
   Total increase                                                                              -       9,724,118
                                                                                       ----------     ----------
Shares purchased (at an average discount from net
   asset value of 9.7% for each period)                        577,300  1,106,600       ($577,300)    (1,106,600)
Decrease in paid-in capital                                                           (17,003,859)   (27,348,356)
                                                                                      -----------    -----------
   Total decrease                                                                     (17,581,159)   (28,454,956)
                                                                                      -----------    -----------
Net decrease                                                                         ($17,581,159)  ($18,730,838)
                                                                                      ===========    ===========


Distributions for tax and book purposes are substantially the same.

At June 30, 2004, the Company held in its treasury 2,019,600 shares of Common Stock with an aggregate cost in the amount of $46,334,098.


            3. Officers' Compensation and Retirement and Thrift Plans

The aggregate compensation paid by the Company during the six months ended June 30, 2004 to its officers amounted to $2,450,500.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material.

                      4. Purchases and Sales of Securities

Purchases and sales of securities (other than short-term securities) for the six months ended June 30, 2004 amounted to on long transactions $172,341,173 and $79,084,369, respectively, and, with respect to short sale transactions, purchases for the six months amounted to $14,182,940.

At June 30, 2004, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.





                            5. Restricted Securities

                                                            Date                         Value
                                                          Acquired         Cost        (note 1a)
                                                        ------------   -----------   -----------
Cytokinetics, Incorporated                                 3/21/03      $2,000,000    $2,079,000
Silicon Genesis Corporation                                2/16/01       3,006,720        36,000
Standard MEMS, Inc. Series A Convertible Preferred        12/17/99       3,003,000            -
                                                                        ----------    ----------
Total                                                                   $8,009,720    $2,115,000
                                                                        ==========    ==========


                          6. Operating Lease Commitment

In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $149,000 for the six months ended June 30, 2004. Minimum rental commitments under the operating lease are approximately $505,000 per annum in 2004 through 2007.

In January 2003, the Company extended a sublease agreement (originally entered into in March 1996) which expires in 2007 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $254,000 per annum in 2004 through 2007. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.



Unaudited
--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 above, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

11      MAJOR STOCK CHANGES* Three Months Ended June 30, 2004 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                         SHARES OR
                                                                      PRINCIPAL AMOUNT
INCREASES                                              SHARES        HELD JUNE 30, 2004
---------------------------------------------------------------------------------------
NEW POSITIONS
   Cytokinetics, Incorporated                           75,000              75,000
   Diageo plc                                           50,000             350,000 (a)
   El Paso Corporation 0% Convertible Notes due 02/28/21     -         $22,500,000 (b)
   Montpelier Re Holdings Ltd.                          75,000             175,000 (a)
   NetIQ Corporation                                   171,000             603,000 (a)

ADDITIONS
   Bank of America Corporation                          84,000 (c)         184,000
   CEMEX, S.A. de C.V.                                  36,500             550,000
   Devon Energy Corporation                            150,000             800,000
   M & T Bank Corporation                               20,000             340,000
   MFA Mortgage Investments, Inc.                      150,000             850,000
   Molex Incorporated Class A                           22,500             715,000
   Reinsurance Group of America, Incorporated           20,000             445,000



DECREASES
---------------------------------------------------------------------------------------
ELIMINATIONS
   FleetBoston Financial Corporation                   150,000 (c)             -
   John Hancock Financial Services, Inc.               265,000 (d)             -
   Health Net, Inc.                                    800,000                 -
   Manulife Financial Corporation                      225,207 (d)             -

REDUCTIONS
   American International Group, Inc.                   25,000             265,000
   Annuity and Life Re (Holdings), Ltd.                375,000             625,000
   Genentech, Inc.                                      10,000             560,000 (e)
   Transatlantic Holdings, Inc.                          5,000             225,000


*     Excludes transactions in Stocks - Miscellaneous - Other.
(a)   Includes shares purchased in prior period and previously carried under Stocks - Miscellaneous - Other.
(b)   Position purchased in prior period and previously carried under Stocks - Miscellaneous - Other.
(c)   83,295 shares of Bank of America Corporation were received in exchange for 150,000 shares of FleetBoston Financial Corporation in conjunction with a merger.
(d)   225,207 shares of Manulife Financial Corporation were received in exchange for 190,000 shares of John
      Hancock Financial Services, Inc. in conjunction with a merger.
(e)   Includes shares received in conjunction with a stock split.




                      PROXY VOTING POLICIES AND PROCEDURES
                       AND PROXY VOTING RECORD (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the twelve-month period ended June 30, 2004 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company's website at http://www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                                   DIRECTORS
--------------------------------------------------------------------------------

                       Lawrence B. Buttenwieser, Chairman
            Arthur G. Altschul, Jr.            Sidney R. Knafel
            Lewis B. Cullman                   Richard R. Pivirotto
            Spencer Davidson                   D. Ellen Shuman
            Gerald M. Edelman                  Joseph T. Stewart, Jr.
            John D. Gordan, III                Raymond S. Troubh

                       William O. Baker, Director Emeritus
                      William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary

                                SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
State Street Bank and
  Trust Company

TRANSFER AGENT AND REGISTRAR
American Stock Transfer &
  Trust Company
59 Maiden Lane
New York, NY  10038
1-800-413-5499
www.amstock.com


            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
To the Board of Directors and Stockholders of GENERAL AMERICAN INVESTORS COMPANY, INC.

     We have reviewed the accompanying statement of assets and liabilities of General American Investors Company, Inc., including the statements of investments and securities sold short, as of June 30, 2004, and the related statements of operations and changes in net assets and financial highlights for the six-month period ended June 30, 2004. These financial statements and financial highlights are the responsibility of the Company's management.

     We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States.

     We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the statement of changes in net assets for the year ended December 31, 2003 and financial highlights for each of the five years in the period then ended and in our report, dated January 14, 2004, we expressed an unqualified opinion on such financial statements and financial highlights.

New York, New York                                            ERNST & YOUNG LLP
July 16, 2004

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    General American Investors Company, Inc.

                      PROXY VOTING POLICIES AND PROCEDURES


     General American Investors Company, Inc. (the "Company") is uniquely structured as an internally managed closed-end investment company. Our research efforts, including the receipt and analysis of proxy material, are focused on the securities in the Company's portfolio, as well as alternative investment opportunities. We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

     Our investment approach stresses fundamental security analysis, which includes an evaluation of the integrity, as well as the effectiveness of management personnel. In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management's positions are consistent with its integrity and the long-term interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

     Proposals that may have an impact on the rights or privileges of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

Proposals relating to corporate governance matters are reviewed on a case-by-case basis. When they involve changes in the state of incorporation, mergers or other restructuring, we would, if necessary, complete our review of the rationale for the proposal by contacting company representatives and, with few exceptions, vote in favor of management's recommendations. Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic. They would be considered in light of our assessment of the capability of current management, the duration of the proposal, the negative impact it might have on the attractiveness of the company to future "investors," among other factors. We can envision circumstances under which we would vote against an anti-takeover provision.

     Generally, we would vote with management on proposals relating to changes to the company's capital structure, including increases and decreases of capital and issuances of preferred stock; however, we would review the facts and circumstances associated with each proposal before finalizing our decision.

     Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel. We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as over reaching on the part of management or having the potential for excessive dilution when we would vote against the proposal.

     Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large. We have observed that most stockholder proposals relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material provides a well-considered response demonstrating an appropriate and responsible action or position. Accordingly, we generally support management recommendations on these types of proposals; however, we would consider each proposal on a case-by-case basis.

     We take voting proxies of securities held in our portfolio very seriously. As indicated above, it is an integral part of the analytical process at General American Investors. Each proposal and any competing interests are reviewed carefully on a case-by-case basis. Generally, we support and vote in accordance with the recommendations of management; however, the overriding basis for the votes we cast is the best long-term interests of the Company.


Date:  July 9, 2003


ITEM. 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS


                                                   REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                               (c) Total Number of Shares      (d) Maximum Number (or Approximate
  Period         (a) Total Number         (b) Average Price    (or Units) Purchased as Part     Dollar Value) of Shares (or Units)
                     of Shares               Paid per Share       of Publicly Announced         that May Yet Be Purchased Under
   2004         (or Units) Purchased            (or Unit)           Plans or Programs               the Plans or Programs
------------------------------------------------------------------------------------------------------------------------------------
01/01-01/31           157800                  30.2451              157800                        661304

02/01-02/29            71700                  30.9123               71700                        589604

03/01-03/31           102400                  30.5413              102400                        487204

04/01-04/30           107000                  30.8641              107000                        380204

05/01-05/31            71600                  29.9383               71600                        308604

06/01-06/30            66800                  30.2187               66800                        241804
                     -------                 --------              ------                        ------
Total                 577300                                       577300
                     =======                                       ======

        Note - On July 9, 2003, the Board of Directors authorized and the registrant announced the repurchase of up to 500,000 shares of the registrant's common stock when the shares are trading at a discount from the underlying net asset value of at least 8%.  As of the beginning of the period, January 1, 2004, there were 319,104 shares available for repurchase under such authorization.  On January 14, 2004, the Board of Directors authorized and the registrant announced the repurchase of up to an additional 500,000 shares of common stock, representing a continuation of a repurchases program which began in March 1995.  As of the end of the period, June 30, 2004, there were 241,804 shares available for repurchase under this program.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors as set forth in the registrant's Proxy Statement, dated March 2,2004.

ITEM 10. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of July 19, 2004, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the "Registrant"), including the principal executive officer ("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of July 19, 2004, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure:(1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission, and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely discussions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of 1940.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By: /s/Eugene L. DeStaebler, Jr.
    Eugene L. DeStaebler, Jr.
    Vice-President, Administration

Date: August 13, 2004

  Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Spencer Davidson
    Spencer Davidson
    President and Chief Executive Officer
    (Principal Executive Officer)

Date: August 13, 2004

By: /s/Eugene L. DeStaebler, Jr.
    Eugene L. DeStaebler, Jr.
    Vice-President, Administration
    (Principal Financial Officer)

Date: August 13, 2004